Exhibit 99.1
FOR IMMEDIATE RELEASE

Contacts:
Gina Sorice	Tom Barth
Media Relations	Investor Relations
Akamai Technologies	Akamai Technologies
646-320-4107	617-274-7130
gsorice@akamai.com	tbarth@akamai.com

AKAMAI REPORTS SECOND QUARTER 2020 FINANCIAL RESULTS

Second quarter revenue of $795 million, up 13% year-over-year and up 14% when adjusted for foreign exchange*

Cloud Security Solutions revenue grew 27% year-over-year and 28% when adjusted for foreign exchange*

GAAP EPS of $0.98, up 42% year-over-year, and non-GAAP EPS* of $1.38, up 29% year-over-year

CAMBRIDGE, Mass. – July 28, 2020 – Akamai (NASDAQ: AKAM), the intelligent edge platform for securing and delivering digital experiences, today reported financial results for the second quarter ended June 30, 2020.

“Akamai’s outstanding top and bottom line results in the second quarter were powered by the strong growth of our Security and Media solutions and our continued operational excellence,” said Dr. Tom Leighton, Akamai's chief executive officer. “Amidst the ongoing humanitarian crisis associated with COVID-19, we are proud to be supporting our customers – and billions of internet users – with exceptional services when they need them most.”

Akamai delivered the following financial results for the second quarter ended June 30, 2020:

Revenue: Revenue was $795 million, a 13% increase over second quarter 2019 revenue of $705 million and a 14% increase when adjusted for foreign exchange.*

Revenue by Division(1):

•Web Division revenue was $404 million, up 7% year-over-year and up 8% when adjusted for foreign exchange*
•Media and Carrier Division revenue was $390 million, up 19% year-over-year and up 20% when adjusted for foreign exchange*

Revenue from Cloud Security Solutions(2):

•Cloud Security Solutions revenue was $259 million, up 27% year-over-year and up 28% when adjusted for foreign exchange*

Revenue from Internet Platform Customers(3):

•Revenue from Internet Platform Customers was $51 million, up 10% year-over-year and when adjusted for foreign exchange*
•Revenue excluding Internet Platform Customers was $744 million, up 13% year-over-year and up 14% when adjusted for foreign exchange*

Revenue by Geography:

•U.S. revenue was $444 million, up 6% year-over-year
•International revenue was $351 million, up 22% year-over-year and up 24% when adjusted for foreign exchange*

Income from operations: GAAP income from operations was $190 million, a 40% increase from second quarter 2019. GAAP operating margin for the second quarter was 24%, up 5 percentage points from the same period last year.

Non-GAAP income from operations* was $258 million, a 26% increase from second quarter 2019. Non-GAAP operating margin* for the second quarter was 32%, up 3 percentage points from the same period last year.

Net income: GAAP net income was $162 million, a 42% increase from second quarter 2019. Non-GAAP net income* was $227 million, a 29% increase from second quarter 2019.

EPS: GAAP EPS was $0.98 per diluted share, a 42% increase from second quarter 2019 and a 44% increase when adjusted for foreign exchange.* Non-GAAP EPS was $1.38 per diluted share, a 29% increase from second quarter 2019 and a 30% increase when adjusted for foreign exchange.*

Adjusted EBITDA*: Adjusted EBITDA was $355 million, a 21% increase from second quarter 2019. Adjusted EBITDA margin* for the second quarter was 45%, up 3 percentage points from the same period last year.

Supplemental cash information: Cash from operations for the second quarter of 2020 was $299 million, or 38% of revenue. Cash, cash equivalents and marketable securities was $2.4 billion as of June 30, 2020.

Share repurchases: Akamai spent $27 million in the second quarter of 2020 to repurchase 0.3 million shares of its common stock at an average price of $100.64 per share. The Company had 163 million shares of common stock outstanding as of June 30, 2020.

* See Use of Non-GAAP Financial Measures below for definitions

(1)    Revenue by Division – A customer-focused reporting view that reflects revenue from customers that are managed by the division

(2) Revenue from Cloud Security Solutions – A product-focused reporting view that reflects revenue from Cloud Security Solutions separately from all other solution categories

(3) Revenue from Internet Platform Customers – Revenue from large Internet platform companies: Amazon, Apple, Facebook, Google, Microsoft and Netflix

Quarterly Conference Call
Akamai will host a conference call today at 4:30 p.m. ET that can be accessed through 1-844-578-9671 (or 1-508-637-5655 for international calls) and using passcode 2481329. A live webcast of the call may be accessed at www.akamai.com in the Investor section. In addition, a replay of the call will be available for two weeks following the conference by calling 1-855-859-2056 (or 1-404-537-3406 for international calls) and using passcode 2481329. The archived webcast of this event may be accessed through the Akamai website.

About Akamai
Akamai secures and delivers digital experiences for the world’s largest companies. Akamai’s intelligent edge platform surrounds everything, from the enterprise to the cloud, so customers and their businesses can be fast, smart and secure. Top brands globally rely on Akamai to help them realize competitive advantage through agile solutions that extend the power of their multi-cloud architectures. Akamai keeps decisions, apps and experiences closer to users than anyone – and attacks and threats far away. Akamai’s portfolio of edge security, web and mobile performance, enterprise access and video delivery solutions is supported by unmatched customer service, analytics and 24/7/365 monitoring. To learn why the world’s top brands trust Akamai, visit www.akamai.com, blogs.akamai.com, or @Akamai on Twitter.

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)	June 30, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$572,288	$393,745
Marketable securities	800,321	1,143,249
Accounts receivable, net	644,659	551,943
Prepaid expenses and other current assets	175,731	142,676
Total current assets	2,192,999	2,231,613
Marketable securities	1,018,835	835,384
Property and equipment, net	1,281,392	1,152,153
Operating lease right-of-use assets	736,465	758,450
Acquired intangible assets, net	194,951	179,431
Goodwill	1,595,304	1,600,265
Deferred income tax assets	61,310	76,528
Other assets	143,542	173,062
Total assets	$7,224,798	$7,006,886
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$153,958	$138,946
Accrued expenses	263,646	334,861
Deferred revenue	93,648	71,223
Operating lease liabilities	138,478	139,463
Other current liabilities	7,692	8,843
Total current liabilities	657,422	693,336
Deferred revenue	4,536	4,368
Deferred income tax liabilities	29,556	29,187
Convertible senior notes	1,872,937	1,839,791
Operating lease liabilities	673,678	692,181
Other liabilities	82,374	90,065
Total liabilities	3,320,503	3,348,928
Total stockholders' equity	3,904,295	3,657,958
Total liabilities and stockholders' equity	$7,224,798	$7,006,886

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Six Months Ended
(in thousands, except per share data)	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Revenue	$794,715	$764,302	$705,074	$1,559,017	$1,411,582
Costs and operating expenses:
Cost of revenue(1) (2)	276,804	268,582	242,193	545,386	482,936
Research and development(1)	64,090	71,224	61,439	135,314	127,580
Sales and marketing(1)	123,469	123,786	135,106	247,255	261,382
General and administrative(1) (2)	129,709	127,361	120,116	257,070	242,951
Amortization of acquired intangible assets	10,381	10,434	9,648	20,815	19,247
Restructuring (benefit) charge	(167)	10,585	790	10,418	7,179
Total costs and operating expenses	604,286	611,972	569,292	1,216,258	1,141,275
Income from operations	190,429	152,330	135,782	342,759	270,307
Interest income	9,502	7,043	6,410	16,545	15,045
Interest expense	(17,249)	(17,205)	(8,446)	(34,454)	(20,562)
Other expense, net	(1,603)	(4,108)	(578)	(5,711)	(67)
Income before provision for income taxes	181,079	138,060	133,168	319,139	264,723
Provision for income taxes	(18,671)	(14,292)	(19,253)	(32,963)	(43,678)
Loss from equity method investment	(493)	(622)	—	(1,115)	—
Net income	$161,915	$123,146	$113,915	$285,061	$221,045

Net income per share:
Basic	$1.00	$0.76	$0.70	$1.76	$1.35
Diluted	$0.98	$0.75	$0.69	$1.74	$1.34

Shares used in per share calculations:
Basic	162,413	161,992	163,407	162,203	163,322
Diluted	164,768	163,684	165,019	164,226	164,903

(1) Includes stock-based compensation (see supplemental table for figures)
(2)  Includes depreciation and amortization (see supplemental table for figures)

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Cash flows from operating activities:
Net income	$161,915	$123,146	$113,915	$285,061	$221,045
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	115,580	116,208	106,065	231,788	214,270
Stock-based compensation	49,191	47,493	48,142	96,684	93,447
Provision (benefit) for deferred income taxes	14,282	(2,888)	15,626	11,394	24,608
Amortization of debt discount and issuance costs	15,677	15,633	8,010	31,310	19,628
Other non-cash reconciling items, net	2,752	12,052	1,301	14,804	1,180
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	(31,633)	(73,913)	5,639	(105,546)	(38,127)
Prepaid expenses and other current assets	455	(10,434)	(10,258)	(9,979)	(23,287)
Accounts payable and accrued expenses	(19,944)	(27,458)	32,577	(47,402)	(52,789)
Deferred revenue	(5,647)	26,989	(1,313)	21,342	27,973
Other current liabilities	(2,043)	928	(9,266)	(1,115)	(18,739)
Other non-current assets and liabilities	(1,894)	(4,513)	7,491	(6,407)	9,570
Net cash provided by operating activities	298,691	223,243	317,929	521,934	478,779
Cash flows from investing activities:
Cash received (paid) for business acquisitions, net of cash acquired	—	106	55	106	(121,409)
Cash paid for asset acquisition	—	(36,376)	—	(36,376)	—
Cash received (paid) for equity method investment	—	—	4,205	—	(36,008)
Purchases of property and equipment and capitalization of internal-use software development costs	(120,239)	(215,429)	(133,349)	(335,668)	(275,778)
Purchases of short- and long-term marketable securities	(452,737)	(389,779)	(381,133)	(842,516)	(391,758)
Proceeds from sales and maturities of short- and long-term marketable securities	483,184	530,816	101,493	1,014,000	649,530
Other non-current assets and liabilities	155	(76)	(698)	79	2,237
Net cash used in investing activities	(89,637)	(110,738)	(409,427)	(200,375)	(173,186)

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS, continued

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Cash flows from financing activities:
Repayment of convertible senior notes	—	—	—	—	(690,000)
Proceeds from the issuance of common stock under stock plans	10,259	19,546	8,998	29,805	28,772
Employee taxes paid related to net share settlement of stock-based awards	(13,095)	(50,835)	(11,317)	(63,930)	(49,956)
Repurchases of common stock	(27,330)	(80,550)	(81,375)	(107,880)	(116,247)
Other non-current assets and liabilities	—	—	—	—	(1,558)
Net cash used in financing activities	(30,166)	(111,839)	(83,694)	(142,005)	(828,989)
Effects of exchange rate changes on cash, cash equivalents and restricted cash	8,155	(8,983)	1,077	(828)	2,678
Net increase (decrease) in cash, cash equivalents and restricted cash	187,043	(8,317)	(174,115)	178,726	(520,718)
Cash, cash equivalents and restricted cash at beginning of period	385,829	394,146	690,384	394,146	1,036,987
Cash, cash equivalents and restricted cash at end of period	$572,872	$385,829	$516,269	$572,872	$516,269

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE BY DIVISION

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2020	March 31, 2020	June 30, 2019 (1)	June 30, 2020	June 30, 2019 (1)
Web Division	$404,342	$405,995	$377,558	$810,337	$751,760
Media and Carrier Division	390,373	358,307	327,516	748,680	659,822
Total revenue	$794,715	$764,302	$705,074	$1,559,017	$1,411,582
Revenue growth rates year-over-year:
Web Division	7%	8%	8%	8%	7%
Media and Carrier Division	19	8	5	13	5
Total revenue	13%	8%	6%	10%	6%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Web Division	8%	10%	10%	9%	9%
Media and Carrier Division	20	9	6	14	7
Total revenue	14%	9%	8%	11%	8%

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE FROM CLOUD SECURITY SOLUTIONS

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Cloud Security Solutions	$259,316	$240,300	$204,811	$499,616	$394,904
CDN and other solutions	535,399	524,002	500,263	1,059,401	1,016,678
Total revenue	$794,715	$764,302	$705,074	$1,559,017	$1,411,582

Revenue growth rates year-over-year:
Cloud Security Solutions	27%	26%	32%	27%	29%
CDN and other solutions	7	1	(1)	4	(1)
Total revenue	13%	8%	6%	10%	6%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Cloud Security Solutions	28%	28%	34%	28%	32%
CDN and other solutions	8	2	—	5	1
Total revenue	14%	9%	8%	11%	8%

(1) As of January 1, 2020, Akamai reassigned some of its customers between the Media and Carrier Division and the Web Division and revised historical results in order to reflect the most recent categorization and to provide a comparable view for all periods presented. As the purchasing patterns and required account expertise of customers change over time, Akamai may reassign a customer's division from one to another.
(2) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE FROM INTERNET PLATFORM CUSTOMERS

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Revenue from Internet Platform Customers	$50,752	$44,702	$46,259	$95,454	$93,345
Revenue excluding Internet Platform Customers	743,963	719,600	658,815	1,463,563	1,318,237
Total revenue	$794,715	$764,302	$705,074	$1,559,017	$1,411,582
Revenue growth rates year-over-year:
Revenue from Internet Platform Customers	10%	(5)%	5%	2%	6%
Revenue excluding Internet Platform Customers	13	9	6	11	6
Total revenue	13%	8%	6%	10%	6%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(1):
Revenue from Internet Platform Customers	10%	(5)%	5%	2%	6%
Revenue excluding Internet Platform Customers	14	10	8	12	8
Total revenue	14%	9%	8%	11%	8%

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE BY GEOGRAPHY

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
U.S.	$443,668	$428,930	$416,859	$872,598	$835,059
International	351,047	335,372	288,215	686,419	576,523
Total revenue	$794,715	$764,302	$705,074	$1,559,017	$1,411,582
Revenue growth rates year-over-year:
U.S.	6%	3%	1%	4%	—%
International	22	16	15	19	16
Total revenue	13%	8%	6%	10%	6%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(1):
U.S.	6%	3%	1%	4%	—%
International	24	19	20	22	22
Total revenue	14%	9%	8%	11%	8%

(1) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL OPERATING EXPENSE DATA

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
General and administrative expenses:
Payroll and related costs	$49,475	$48,599	$47,705	$98,074	$97,356
Stock-based compensation	15,377	13,957	14,565	29,334	27,193
Depreciation and amortization	20,654	20,465	18,778	41,119	37,151
Facilities-related costs	23,898	24,672	21,042	48,570	42,065
Provision for doubtful accounts	2,893	2,199	915	5,092	1,715
Acquisition-related costs	62	76	524	138	975
Legal settlements	275	—	—	275	—
License of patent	—	—	(4,452)	—	(8,855)
Professional fees and other expenses	17,075	17,393	21,039	34,468	45,351
Total general and administrative expenses	$129,709	$127,361	$120,116	$257,070	$242,951

General and administrative expenses–functional(1):
Global functions	$46,818	$47,866	$49,462	$94,684	$98,930
As a percentage of revenue	6%	6%	7%	6%	7%
Infrastructure	79,677	77,220	72,332	156,897	144,659
As a percentage of revenue	10%	10%	10%	10%	10%
Other	3,214	2,275	(1,678)	5,489	(638)
Total general and administrative expenses	$129,709	$127,361	$120,116	$257,070	$242,951
As a percentage of revenue	16%	17%	17%	16%	17%

Stock-based compensation:
Cost of revenue	$6,254	$5,736	$5,793	$11,990	$11,362
Research and development	11,549	12,065	12,044	23,614	24,101
Sales and marketing	16,011	15,735	15,740	31,746	30,791
General and administrative	15,377	13,957	14,565	29,334	27,193
Total stock-based compensation	$49,191	$47,493	$48,142	$96,684	$93,447

(1) Global functions expense includes payroll, stock-based compensation and other employee-related costs for administrative functions, including finance, purchasing, order entry, human resources, legal, information technology and executive personnel, as well as third-party professional service fees. Infrastructure expense includes payroll, stock-based compensation and other employee-related costs for our network infrastructure functions, as well as facility rent expense, depreciation and amortization of facility and IT-related assets, software and software-related costs, business insurance and taxes. Our network infrastructure function is responsible for network planning, sourcing, architecture evaluation and platform security. Other expense includes acquisition-related costs, allowance for doubtful accounts, the license of a patent, legal settlements and transformation costs.

AKAMAI TECHNOLOGIES, INC.
OTHER SUPPLEMENTAL DATA

	Three Months Ended			Six Months Ended
(in thousands, except end of period statistics)	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Depreciation and amortization:
Network-related depreciation	$38,806	$36,397	$29,394	$75,203	$59,562
Capitalized internal-use software development amortization	38,164	40,769	40,640	78,933	81,897
Other depreciation and amortization	20,193	20,019	18,333	40,212	36,281
Depreciation of property and equipment	97,163	97,185	88,367	194,348	177,740
Capitalized stock-based compensation amortization(1)	7,185	7,631	7,271	14,816	15,366
Capitalized interest expense amortization(1)	851	958	779	1,809	1,917
Amortization of acquired intangible assets	10,381	10,434	9,648	20,815	19,247
Total depreciation and amortization	$115,580	$116,208	$106,065	$231,788	$214,270

Capital expenditures, excluding stock-based compensation and interest expense(2)(3):
Purchases of property and equipment	$142,310	$84,799	$99,614	$227,109	$179,949
Capitalized internal-use software development costs	53,692	50,909	52,955	104,601	102,440
Total capital expenditures, excluding stock-based compensation and interest expense	$196,002	$135,708	$152,569	$331,710	$282,389

End of period statistics:
Number of employees	7,951	7,742	7,434

(1) Amortization of capitalized stock-based compensation and interest expense in this table excludes amortization of capitalized stock-based compensation and interest expense capitalized as part of the implementation of cloud-computing arrangements. However, the amounts are included in our total amortization of capitalized stock-based compensation and interest expense that is excluded from our non-GAAP measures (see reconciliations of GAAP to non-GAAP measures).
(2) Capital expenditures presented in this table are reported on an accrual basis, which differs from the cash-basis presentation in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end.
(3) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP INCOME FROM OPERATIONS AND NET INCOME

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Income from operations	$190,429	$152,330	$135,782	$342,759	$270,307
GAAP operating margin	24%	20%	19%	22%	19%
Amortization of acquired intangible assets	10,381	10,434	9,648	20,815	19,247
Stock-based compensation	49,191	47,493	48,142	96,684	93,447
Amortization of capitalized stock-based compensation and capitalized interest expense	8,038	8,589	8,050	16,627	17,283
Restructuring (benefit) charge	(167)	10,585	790	10,418	7,179
Acquisition-related costs	62	76	524	138	975
Legal settlements	275	—	—	275	—
Transformation costs	—	—	1,336	—	5,527
Operating adjustments	67,780	77,177	68,490	144,957	143,658
Non-GAAP income from operations	$258,209	$229,507	$204,272	$487,716	$413,965
Non-GAAP operating margin	32%	30%	29%	31%	29%

Net income	$161,915	$123,146	$113,915	$285,061	$221,045
Operating adjustments (from above)	67,780	77,177	68,490	144,957	143,658
Amortization of debt discount and issuance costs	15,677	15,633	8,010	31,310	19,628
Loss (gain) on investments	—	—	250	—	(440)
Loss from equity method investment	493	622	—	1,115	—
Income tax-effect of above non-GAAP adjustments and certain discrete tax items	(19,347)	(20,445)	(14,454)	(39,792)	(26,758)
Non-GAAP net income	$226,518	$196,133	$176,211	$422,651	$357,133

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP NET INCOME PER DILUTED SHARE

	Three Months Ended			Six Months Ended
(in thousands, except per share data)	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
GAAP net income per diluted share	$0.98	$0.75	$0.69	$1.74	$1.34
Adjustments to net income:
Amortization of acquired intangible assets	0.06	0.06	0.06	0.13	0.12
Stock-based compensation	0.30	0.29	0.29	0.59	0.57
Amortization of capitalized stock-based compensation and capitalized interest expense	0.05	0.05	0.05	0.10	0.10
Restructuring (benefit) charge	—	0.06	—	0.06	0.04
Acquisition-related costs	—	—	—	—	0.01
Legal settlements	—	—	—	—	—
Transformation costs	—	—	0.01	—	0.03
Amortization of debt discount and issuance costs	0.10	0.10	0.05	0.19	0.12
Loss (gain) on investments	—	—	—	—	—
Loss from equity method investment	—	—	—	0.01	—
Income tax effect of above non-GAAP adjustments and certain discrete tax items	(0.12)	(0.12)	(0.09)	(0.24)	(0.16)
Adjustment for shares(1)	0.01	—	—	0.01	—
Non-GAAP net income per diluted share	$1.38	$1.20	$1.07	$2.58	$2.17

Shares used in GAAP diluted per share calculations	164,768	163,684	165,019	164,226	164,903
Impact of benefit from note hedge transactions(1)	(653)	—	—	(326)	—
Shares used in non-GAAP diluted per share calculations(1)	164,115	163,684	165,019	163,900	164,903

(1) Shares used in non-GAAP diluted per share calculations have been adjusted for the three and six months ended June 30, 2020, for the benefit of Akamai's note hedge transactions. During the three months ended June 30, 2020, Akamai's average stock price was in excess of $95.10, which is the initial conversion price of Akamai's convertible senior notes due in 2025. See Use of Non-GAAP Financial Measures below for further definition.

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Net income	$161,915	$123,146	$113,915	$285,061	$221,045
Interest income	(9,502)	(7,043)	(6,410)	(16,545)	(15,045)
Provision for income taxes	18,671	14,292	19,253	32,963	43,678
Depreciation and amortization	97,163	97,185	88,367	194,348	177,740
Amortization of capitalized stock-based compensation and capitalized interest expense	8,038	8,589	8,050	16,627	17,283
Amortization of acquired intangible assets	10,381	10,434	9,648	20,815	19,247
Stock-based compensation	49,191	47,493	48,142	96,684	93,447
Restructuring (benefit) charge	(167)	10,585	790	10,418	7,179
Acquisition-related costs	62	76	524	138	975
Legal settlements	275	—	—	275	—
Transformation costs	—	—	1,336	—	5,527
Interest expense	17,249	17,205	8,446	34,454	20,562
Loss (gain) on investments	—	—	250	—	(440)
Loss from equity method investment	493	622	—	1,115	—
Other expense, net	1,603	4,108	328	5,711	507
Adjusted EBITDA	$355,372	$326,692	$292,639	$682,064	$591,705
Adjusted EBITDA margin	45%	43%	42%	44%	42%

Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), Akamai provides additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). Management uses non-GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes, to measure executive compensation and to evaluate Akamai's financial performance. These non-GAAP financial measures are non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per diluted share, Adjusted EBITDA, Adjusted EBITDA margin, capital expenditures and impact of foreign currency exchange rates, as discussed below.

Management believes that these non-GAAP financial measures reflect Akamai's ongoing business in a manner that allows for meaningful comparisons and analysis of trends in the business, as they facilitate comparison of financial results across accounting periods and to those of our peer companies. Management also believes that these non-GAAP financial measures enable investors to evaluate Akamai's operating results and future prospects in the same manner as management. These non-GAAP financial measures may exclude expenses and gains that may be unusual in nature, infrequent or not reflective of Akamai's ongoing operating results.

The non-GAAP financial measures do not replace the presentation of Akamai's GAAP financial results and should only be used as a supplement to, not as a substitute for, Akamai's financial results presented in accordance with GAAP. Akamai has provided a reconciliation of each non-GAAP financial measure used in its financial reporting and investor presentations to the most directly comparable GAAP financial measure. This reconciliation captioned “Reconciliation of GAAP to Non-GAAP Financial Measures” can be found on the Investor Relations section of Akamai's website.

The non-GAAP adjustments, and Akamai's basis for excluding them from non-GAAP financial measures, are outlined below:

•Amortization of acquired intangible assets – Akamai has incurred amortization of intangible assets, included in its GAAP financial statements, related to various acquisitions Akamai has made. The amount of an acquisition's purchase price allocated to intangible assets and term of its related amortization can vary significantly and is unique to each acquisition; therefore, Akamai excludes amortization of acquired intangible assets from its non-GAAP financial measures to provide investors with a consistent basis for comparing pre- and post-acquisition operating results.

•Stock-based compensation and amortization of capitalized stock-based compensation – Although stock-based compensation is an important aspect of the compensation paid to Akamai's employees, the grant date fair value varies based on the stock price at the time of grant, varying valuation methodologies, subjective assumptions and the variety of award types. This makes the comparison of Akamai's current financial results to previous and future periods difficult to interpret; therefore, Akamai believes it is useful to exclude stock-based compensation and amortization of capitalized stock-based compensation from its non-GAAP financial measures in order to highlight the performance of Akamai's core business and to be consistent with the way many investors evaluate its performance and compare its operating results to peer companies.

•Acquisition-related costs – Acquisition-related costs include transaction fees, advisory fees, due diligence costs and other direct costs associated with strategic activities. In addition, subsequent adjustments to Akamai's initial estimated amounts of contingent consideration and indemnification associated with specific acquisitions are included within acquisition-related costs. These amounts are impacted by the timing and size of the acquisitions. Akamai excludes acquisition-related costs from its non-GAAP financial measures to provide a useful comparison of Akamai's operating results to prior periods and to its peer companies because such amounts vary significantly based on the magnitude of the acquisition transactions and do not reflect Akamai's core operations.

•Restructuring charges – Akamai has incurred restructuring charges that are included in its GAAP financial statements, primarily related to workforce reductions and charges associated with exiting facility lease commitments. Akamai excludes these items from its non-GAAP financial measures when evaluating its continuing business performance as such items vary significantly based on the magnitude of the restructuring action and do not reflect expected future operating expenses. In addition, these charges do not necessarily provide meaningful insight into the fundamentals of current or past operations of its business.

•Amortization of debt discount and issuance costs and amortization of capitalized interest expense – In August 2019, Akamai issued $1,150 million of convertible senior notes due 2027 with a coupon interest rate of 0.375%. In May 2018, Akamai issued $1,150 million of convertible senior notes due 2025 with a coupon interest rate of 0.125%. In February

2014, Akamai issued $690 million of convertible senior notes due 2019 with a coupon interest rate of 0%. The imputed interest rates of these convertible senior notes were 3.10%, 4.26% and 3.20%, respectively. This is a result of the debt discounts recorded for the conversion features that are required to be separately accounted for as equity under GAAP, thereby reducing the carrying value of the convertible debt instruments. The debt discounts are amortized as interest expense together with the issuance costs of the debt. The interest expense excluded from Akamai's non-GAAP results is comprised of these non-cash components and is excluded from management's assessment of the company's operating performance because management believes the non-cash expense is not representative of ongoing operating performance.

•Gains and losses on investments – Akamai has recorded gains and losses from the disposition, changes to fair value and impairment of certain investments. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of Akamai's core business operations and ongoing operating performance.

•Legal settlements – Akamai has incurred losses related to the settlement of legal matters. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of Akamai's core business operations.

•Transformation costs – Akamai has incurred professional services fees associated with internal transformation programs designed to improve its operating margins and that are part of a planned program intended to significantly change the manner in which business in conducted. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events and activities giving rise to them occur infrequently and are not representative of Akamai's core business operations and ongoing operating performance.

•Income and losses from equity method investment – Akamai records income or losses on its share of earnings and losses of its equity method investment. Akamai excludes such income and losses because it lacks control over the operations of the investment and the related income and losses are not representative of its core business operations.

•Income tax effect of non-GAAP adjustments and certain discrete tax items – The non-GAAP adjustments described above are reported on a pre-tax basis. The income tax effect of non-GAAP adjustments is the difference between GAAP and non-GAAP income tax expense. Non-GAAP income tax expense is computed on non-GAAP pre-tax income (GAAP pre-tax income adjusted for non-GAAP adjustments) and excludes certain discrete tax items (such as recording or releasing of valuation allowances), if any. Akamai believes that applying the non-GAAP adjustments and their related income tax effect allows Akamai to highlight income attributable to its core operations.

Akamai's definitions of its non-GAAP financial measures are outlined below:

Non-GAAP income from operations – GAAP income from operations adjusted for the following items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; amortization of capitalized interest expense; acquisition-related costs; restructuring charges; gains and losses on legal settlements; transformation costs; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP operating margin – Non-GAAP income from operations stated as a percentage of revenue.

Non-GAAP net income – GAAP net income adjusted for the following tax-affected items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; gains and losses on legal settlements; transformation costs; amortization of debt discount and issuance costs; amortization of capitalized interest expense; certain gains and losses on investments; income and losses from equity method investment; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP net income per diluted share – Non-GAAP net income divided by weighted average diluted common shares outstanding. Diluted weighted average shares outstanding are adjusted in non-GAAP per share calculations for the shares that would be delivered to Akamai pursuant to the note hedge transactions entered into in connection with the issuances of $1,150 million of convertible senior notes due 2027 and 2025, respectively. Under GAAP, shares delivered under hedge transactions are not considered offsetting shares in the fully-diluted share calculation until they are delivered. However, the company would receive a benefit from the note hedge transactions and would not allow the dilution to occur, so management believes that adjusting for this benefit provides a meaningful view of operating performance. With respect to the convertible senior notes due in each of 2027 and 2025, unless Akamai's weighted average stock price is greater than $116.18 and $95.10, respectively, the initial conversion price, there will be no difference between GAAP and non-GAAP diluted weighted average common shares outstanding.

Adjusted EBITDA – GAAP net income excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; gains and losses on legal settlements; transformation costs; foreign exchange gains and losses; interest expense; amortization of capitalized interest expense; certain gains and losses on investments; income and losses on equity method investment; and other non-recurring or unusual items that may arise from time to time.

Adjusted EBITDA margin – Adjusted EBITDA stated as a percentage of revenue.

Capital expenditures, or capex, excluding stock-based compensation and interest expense – Purchases of property and equipment and capitalization of internal-use software development costs presented on an accrual basis, which differs from the cash-basis presentation included in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end versus prior periods.

Impact of Foreign Currency Exchange Rate – Revenue and earnings from international operations have historically been an important contributor to Akamai's financial results. Consequently, Akamai's financial results have been impacted, and management expects they will continue to be impacted, by fluctuations in foreign currency exchange rates. For example, when the local currencies of our foreign subsidiaries weaken, our consolidated results stated in U.S. dollars are negatively impacted.Because exchange rates are a meaningful factor in understanding period-to-period comparisons, management believes the presentation of the impact of foreign currency exchange rates on revenue and earnings enhances the understanding of our financial results and evaluation of performance in comparison to prior periods. The dollar impact of changes in foreign currency exchange rates presented is calculated by translating current period results using monthly average foreign currency exchange rates from the comparative period and comparing them to the reported amount. The percentage change at constant currency presented is calculated by comparing the prior period amounts as reported and the current period amounts translated using the same monthly average foreign currency exchange rates from the comparative period.

Akamai Statement Under the Private Securities Litigation Reform Act
This release and/or our quarterly earnings conference call scheduled for later today contain information about future expectations, plans and prospects of Akamai's management that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements about expected future financial performance. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors including, but not limited to, inability to continue to generate cash at the same level as prior years; changes in geo-political conditions that impact our customers' use of our solutions; failure of our investments in innovation to generate solutions that are accepted in the market; inability to increase our revenue at the same rate as in the past and keep our expenses from increasing at a greater rate than our revenues; impact of the COVID-19 pandemic; delay in developing or failure to develop new service offerings or functionalities, and if developed, lack of market acceptance of such service offerings and functionalities or failure of such solutions to operate as expected, and other factors that are discussed in the Company's Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other documents periodically filed with the SEC.

In addition, the statements in this press release and on such call represent Akamai's expectations and beliefs as of the date of this press release. Akamai anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while Akamai may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Akamai's expectations or beliefs as of any date subsequent to the date of this press release.